Exhibit 99.1

Applied DNA Announces Pricing of $6.5 Million Registered Direct Offering and Concurrent Private Placement

STONY BROOK, N.Y., - October 30, 2024 - Applied DNA Sciences, Inc. (NASDAQ: APDN) (“Applied DNA” or the “Company”), a leader in PCR-based DNA technologies, today announced the pricing of a registered direct offering and concurrent private placement with gross proceeds to the Company expected to be approximately $6.5 million before deducting placement agent fees and other estimated expenses payable by the Company.

The offering is comprised of 20,312,500 shares (the “Shares”) of the Company’s common stock (or pre-funded warrants in lieu thereof) at a purchase price of $0.32 per share of common stock (or pre-funded warrants in lieu thereof, which shall have the same purchase price, less the exercise price of $0.0001) in a registered direct offering priced at-the-market under Nasdaq rules.

In a concurrent private placement, the Company will also issue to the investors in the registered direct offering (i) Series C Warrants to purchase, in the aggregate, 20,312,500 shares of common stock of the Company at an exercise price of $0.32 per share, which warrants will expire on the fifth anniversary of stockholder approval of the warrants (the “Series C Warrants”), and (ii) Series D Warrants to purchase, in the aggregate, 20,312,500 shares of Common Stock of the Company at an exercise price of $0.32 per share that will expire 18 months after stockholder approval of the warrants (the “Series D Warrants,” together with the Series C Warrants, the “Warrants.”) The Series D Warrants also have an alternative cashless exercise option, which allows the holders to receive an aggregate number of shares equal to the aggregate number of shares of Common Stock that would be issuable upon a cash exercise of the Series D Warrant. In addition, the Series D Warrants include a provision that resets its exercise price in the event of a reverse split of the Company’s Common Stock, to a price equal to the lesser of (i) the then exercise price and (ii) the lowest volume weighted average price during the period commencing five trading days immediately preceding and the five trading days commencing on the date the Company effects a reverse stock split in the future with a proportionate adjustment to the number of shares underlying the Series D Warrants. The Warrants cannot be exercised until their terms have been approved by the Company's stockholders at a stockholders’ meeting.

In addition, and effective upon closing of the offering, the Company has agreed to amend certain existing Series A warrants (the “Series A Warrants”) issued in connection with its May 2024 offering to include a floor price applicable to certain price protection provisions and a revised definition of a “Material Subsidiary.” All other terms of the Series A Warrants remain unchanged and effective.

The offering is expected to close on or about October 31, 2024, subject to the satisfaction of customary closing conditions.

Craig-Hallum is acting as the exclusive placement agent for the offering.

Applied DNA intends to use the net proceeds from this offering to develop its Therapeutic DNA Production Services further and for general corporate purposes. Applied DNA may also use a portion of the net proceeds for research and development expenses, capital expenditures, working capital, strategic restructuring costs, and general and administrative expenses.

The Shares, the pre-funded warrants, and the shares underlying the pre-funded warrants (but not the Warrants or shares underlying the Warrants) are being offered by Applied DNA pursuant to a registration statement on Form S-3 (File No. 333-272267) previously filed and declared effective by the Securities and Exchange Commission (the “SEC”). The offering is being made only by means of a final prospectus that will form a part of the registration statement. A final prospectus relating to the offering will be filed with the SEC and will be available on the SEC’s website at www.sec.gov. Alternatively, when available, copies of the final prospectus relating to this offering may be obtained from Craig-Hallum Capital Group LLC, Attention: Equity Capital Markets, 222 South Ninth Street, Suite 350, Minneapolis, MN 55402, by telephone at (612) 334-6300 or by email at prospectus@chlm.com.

The Warrants or shares underlying the Warrants described above are being offered in a private placement under Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), and/or Regulation D promulgated thereunder and, along with the shares of common stock underlying the warrants, have not been registered under the Securities Act, or applicable state securities laws. Accordingly, the Warrants and underlying shares of common stock may not be offered or sold in the United States except pursuant to an effective registration statement or an applicable exemption from the registration requirements of the Securities Act and such applicable state securities laws.

This press release shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such state or jurisdiction.

About Applied DNA Sciences

Applied DNA Sciences is a biotechnology company developing technologies to produce and detect deoxyribonucleic acid (“DNA”). Using the polymerase chain reaction (“PCR”) to enable both the production and detection of DNA, we operate in three primary business markets: (i) the enzymatic manufacture of synthetic DNA for use in the production of nucleic acid-based therapeutics and the development and sale of a proprietary RNA polymerase (“RNAP”) for use in the production of mRNA therapeutics; (ii) the detection of DNA and RNA in molecular diagnostics and genetic testing services; and (iii) the manufacture and detection of DNA for industrial supply chain security services.

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Forward-Looking Statements

The statements made by Applied DNA in this press release may be “forward-looking” in nature within the meaning of Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934 and the Private Securities Litigation Reform Act of 1995. Forward-looking statements describe Applied DNA’s future plans, projections, strategies, and expectations, and are based on assumptions and involve a number of risks and uncertainties, many of which are beyond the control of Applied DNA. These forward-looking statements are based largely on the Company’s expectations and projections about future events and future trends affecting our business and are subject to risks and uncertainties that could cause actual results to differ materially from those anticipated in the forward-looking statements, including statements regarding the consummation of the offering, the satisfaction of customary closing conditions related to the offering and the use of proceeds in the offering. In addition, actual results could differ materially from those projected due to its history of net losses, limited financial resources, the substantial doubt about its ability to continue as a going concern, Applied DNA’s ability to satisfy customary closing conditions for the offering, its unknown ability to satisfy all Nasdaq listing requirements, the unknown future demand for its biotherapeutics products and services, its unknown ability to procure additional financing to build incremental GMP manufacturing facility, the unknown amount of revenues and profits that will result from its Linea IVT and or Linea DNA platforms, limited market acceptance for its supply chain security products and services, the declining demand for Applied DNA’s COVID-19 testing services, the fact that there has never been a commercial drug product utilizing PCR-produced DNA technology and/or the Linea IVT platform approved for therapeutic use, the risk that the offering described herein may not close, and various other factors described from time to time in Applied DNA’s SEC reports and filings, including its  Annual Report on Form 10-K, as amended, filed on December 7, 2023, itsQuarterly Reports on Form 10-Q filed on February 8, 2024, May 10, 2024, August 8, 2024, and other reports it files with the SEC, which are available at www.sec.gov. Applied DNA undertakes no obligation to update publicly any forward-looking statements to reflect new information, events, or circumstances after the date hereof or to reflect the occurrence of unanticipated events, unless otherwise required by law.

Contacts:

Applied DNA Sciences

Investor Relations contact: Sanjay M. Hurry, 917-733-5573, sanjay.hurry@adnas.com

Web: https://investors.adnas.com/

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